Q2 2021 Earnings Supplement August 2021 Exhibit 99.2

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts contained in this presentation, including statements regarding Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward -looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short -term and long-term business operations and objectives, and financial needs. These forward -looking statements are subject to a number of risks, uncertainties and assumptions that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Flywire's Final Prospectus for its initial public offering, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire's Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, expected to be filed with the SEC in the third quarter of 2021.  In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward -looking statements. You should not rely upon forward -looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source. The information in this presentation is provided only as of August 10, 2021, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company is unable to provide a reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock. Disclosures

Execution Fulfillment Our mission is to deliver the most important and complex payments

…and their customers pay with ease from anywhere in the world We help our clients get paid…

Software drives value in payments Next Gen Platform + Global Payment Network

240+ Countries & Territories 2,400+ Clients Worldwide 10+ Years to Build Payment Network 550+ Global FlyMates 64 NPS score 130+ Currencies Supported As of June 30, 2021

High-stakes, high-value payments in large markets

Education
$660B TAM[1]

>2,000 global institutions

>1.6M students globally

Healthcare
$500B TAM[2]

>80 healthcare systems

4/top 10 US health systems ranked by hospital size

Travel
~$530B TAM[3]

Large travel operators/ accommodations

B2B Payments
$10T TAM[4]

Unique network of assets to support B2B

1.OECD & EY Parthenon report (Education); 2. Centers for Medicare & Medicaid Services and Patients Without Borders (Healthcare); 3. IBISWorld and management's estimates (Travel); and 4. Juniper and management's estimates (B2B).

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Our Flywire Advantage & Opportunity

$4.3 TRILLION $1.7 TRILLION $10 TRILLION B2B We believe our runway for growth is substantial 2,3,4 5 Education Healthcare Travel vs. Global E-commerce1 Flywire Market Opportunity 1.eMarketer, 2020 Global Online Sales 2. OECD & Parthenon report (Education); 3. Centers for Medicare & Medicaid Services and Patients Without Borders (Healthcare); 4. IBISWorld and management’s estimates (Travel); and 5. Juniper and management’s estimates (B2B).

Our proven Flywire Advantage

Fueling a powerful & accelerating flywheel Improved Experience Larger Ecosystem More Products Broader Footprint

Strong tailwinds across our verticals The digitization of payments is inevitable In education, colleges and universities are seeing a return to “normal” The COVID pandemic has accelerated the digitization and consumerism of healthcare There is significant pent-up demand for travel, and borders are starting to open up The COVID pandemic has accelerated the need for finance automation and digitization in B2B

Growth strategies     Grow with new clients 200+ New clients added 1H 2021 Grow with existing clients 118% Three year average annual dollar-based net retention rate Expand our ecosystem through channel partnerships Expand to new industries, geographies & products Pursue strategic & value-enhancing acquisitions 300+ Travel & B2B Clients Long-term strategy; opportunistic

Q2 2021 Performance

GAAP Financial Highlights Q2 2021 1. Represents Y-o-Y Growth as compared to Q2 2020 $37M (+56%)1 Revenue 60.8% (+1160 bps)1 Gross Margin $18.1M ($16.0M) in Q2 20 Net Loss 5

Key Operating Metrics (Non-GAAP) Q2 2021 $1.9B (+85%)1 Total Payment Volume $33M (+77%)1 Revenue Less Ancillary Services 68.2% (+530 bps)1 Adjusted Gross Margin ($0.1M) ($7.0M) in Q2 20 Adjusted EBITDA 1. Represents Y-o-Y Growth as compared to Q2 2020 See appendix for reconciliation to GAAP amounts 16

Financial Outlook

FY 2021 Outlook $158-161M Revenue Less Ancillary Services $4-6M Adjusted EBITDA The company is unable to provide a reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock.

Appendix

$USD in Millions Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations  Three Months EndedJune 30, Six Months EndedJune 30,  (In Millions, Except for Gross Margin and AdjustedGross Margin)     2021         2020         2021         2020      Revenue$ 37.0  $23.8  $  82.0$  56.5Adjusted to exclude gross up for:    Pass-through cost for printing and mailing(3.9)(5.2) (8.4)(8.1)Marketing fees (0.1) -(0.4)(0.4)     Revenue Less Ancillary Services$33.0$18.673.2$48.0     Payment processing services costs 13.110.9 29.2 22.5Hosting and amortization costs within technology and development expenses 1.4 1.2 2.7 2.2Adjusted to:    Exclude printing and mailing costs (3.9) (5.2) (8.4) (8.1)Offset marketing fees against related costs (0.1)-(0.4)(0.4)     Costs of revenue less ancillary services$10.5$6.9$23.1$16.2Gross Profit$22.5$11.7$50.1$31.8Gross Margin 60.8% 49.2%61.1%56.3%     Adjusted Gross Profit$22.5$11.7$50.1$31.8Adjusted Gross Margin68.2% 62.9%68.4%66.3%

$USD in Millions Net Loss to Adjusted EBITDA Reconciliation

$USD in Millions Reconciliation of Revenue to Revenue Less Ancillary Services Guidance  Full year 2021 Guidance      Low     HighRevenue$ 173.0 $ 178.0  Adjusted to exclude gross up for:  Pass-through cost for printing and mailing (14.0) (16.0)Marketing fees (1.0) (1.0)Revenue Less Ancillary Services$ 158.0$ 161.0